SECURITIES AND EXCHANGE COMMISSION
             ------------------------------------------------------

                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
                                 --------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (date of earliest event reported)
                                 March 15, 2004


                             NORTEL NETWORKS LIMITED
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             (Exact name of registrant as specified in its charter)






          CANADA                     000-30758               62-12-62580
----------------------------       -----------              -------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)             Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada          L6T 5P6
-----------------------------------------------------         ------------
    (address of principal executive offices)                   (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

Item 5.         Other Events

A copy of the press release issued today by Nortel Networks Corporation is filed herewith as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Nortel Networks Corporation owns all of the Registrant's common shares and the Registrant is Nortel Networks Corporation's principal direct operating subsidiary.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

       99.1 Press release issued by Nortel Networks Corporation on March 15,
2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NORTEL NETWORKS LIMITED


                                              By:  /s/ NICHOLAS J. DEROMA
                                                  -----------------------------
                                                    Nicholas J. DeRoma
                                                    Chief Legal Officer


                                              By:  /s/ GORDON A. DAVIES
                                                  -----------------------------
                                                    Gordon A. Davies
                                                    Assistant Secretary



Dated:  March 15, 2004

                                  EXHIBIT INDEX



99.1     Press release issued by Nortel Networks Corporation on March 15, 2004.